                                       SEMIANNUAL REPORT
                                       APRIL 30, 2002

PRUDENTIAL
INTERNATIONAL VALUE FUND

FUND TYPE
International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL (LOGO)

Prudential World Fund, Inc.    Prudential International Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential International Value Fund's (the Fund) investment objective is long-term growth of capital.
The Fund invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices compared with their earnings to seek long-term growth of capital. Income is a secondary objective. There are special risks associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objectives.

Geographic Concentration

Expressed as a percentage of
net assets as of 4/30/02

        47.7%   Continental Europe
        27.8    United Kingdom
        13.2    Japan
         7.4    Pacific Basin (excl. Japan)
         3.9    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 4/30/02
    3.5%   ING Groep N.V.
           Financial Services
    3.3    Nestle SA
           Food Products & Services
    3.1    Total Fina Elf SA
           Oil & Gas Services
    3.1    Barclays PLC
           Banks
    3.1    GlaxoSmithKline PLC
           Drug & Healthcare
    3.0    Lloyds TBS Group PLC
           Banks
    2.8    Aventis SA
           Drug & Healthcare
    2.8    Canon, Inc.
           Office Equipment & Supplies
    2.7    Swiss Re
           Insurance
    2.4    Diageo PLC
           Food Products & Services

Holdings are subject to change.

                               www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

Cumulative Total Returns1                            As of 4/30/02

                                      Six       One      Five      Since
                                     Months     Year     Years    Inception2
Class A                               5.26%    -15.43%    17.80%    29.62%
Class B                               4.81     -16.16     13.39     24.11
Class C                               4.87     -16.11     13.51     24.25
Class Z                               5.38     -15.23     19.24    130.28
Lipper International Funds Avg.3      7.10     -12.91     12.19      ***
MSCI EAFE(R) Index4                   5.53     -13.88      6.90     ****

Average Annual Total Returns1                           As of 3/31/02

                     One     Five       Since
                    Year     Years    Inception2
    Class A        -16.23%    2.03%      3.60%
    Class B        -16.72     2.12       3.62
    Class C        -14.23     2.10       3.59
    Class Z        -11.65     3.32       9.12

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and Lipper Inc.
  The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92.
  3 The Lipper Average is unmanaged, and is based on the average return of all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper International Funds category. Funds in the Lipper International Funds
  Average invest their assets in securities with primary trading markets outside the United States. 4
  The Morgan Stanley Capital International (MSCI) EAFE(R)
  Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.
  Investors cannot invest directly in an index.

The returns for the Lipper Average and MSCI EAFE(R)
Index would be lower if they included the effect of sales charges or taxes.

*** Lipper Since Inception returns are 18.68% for
Class A, B, and C, and 101.22% for Class Z.

**** MSCI EAFE(R) Index Since Inception returns are
7.47% for Class A, B, and C, and 80.84% for Class Z.

PRUDENTIAL (LOGO)                        June 14, 2002

DEAR SHAREHOLDER,
Your Fund, which invests primarily in value stocks of companies located in the larger developed countries except the United States, performed in line with the moderate gain of its benchmark, the MSCI EAFE(R) Index.
The gain was a healthy change from markets in the past few years.

Stock prices were rising at the beginning of the period because quick intervention by the central banks of the European Monetary Union, the United
Kingdom, and the United States convinced many investors that a recovery of the global economy was imminent. However, investor opinion changed dramatically when it became clear that there were no visible prospects for a broad rise in corporate profitability despite renewed activity in some industries. Moreover, a few large bankruptcies and signs of lax corporate oversight eroded investor confidence in U.S. stocks. As a result, the major international indexes fluctuated throughout the period--up in November 2001, sharply down in January
2002, and then up again in February 2002. Whether the news was good or bad, the market response tended to be swift, and the Index's performance was even less an indicator of future results than usual.

The Fund trailed the Lipper International Funds
Average over the period. The Fund's investment adviser gives a more detailed view of the investing environment--as well as of the Fund's performance and their view of the prospects for international investing--in the following report.

Sincerely,



David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential International
Value Fund

Prudential World Fund, Inc.    Prudential International Value Fund

Semiannual Report    April 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW--A RECOVERY BEGINS
The good news is that we have a positive return to report after deeply negative world markets the previous year. The global economy appears to have begun its recovery, and we think corporate profits have bottomed also. The Fund's return is a moderately good one for a normal six-month period, despite a difficult investing environment. The markets were in a transition period. High consumer spending has about run its course as a value theme; during the recession, even growth investors favored consumer companies because they still were generating profits.
Now, there are fewer bargain-priced stocks in this area. However, the stocks that are presently inexpensive may have to wait for their profits to revive before their share prices rise.

THE TELECOMMUNICATIONS PAYOFF WAS DEFERRED
The Fund's Vodafone Group holding, together with small detractions from other telecommunications stocks, accounted for most of the negative impact on its return. Huge untapped markets in developing countries and exciting new revenue sources from advanced digital technology (3G, or third generation technology) were expected to provide outstanding profit growth in the telecommunications industry.
These stocks were viewed as growth stocks until it became clear that there was substantial overcapacity in the optical fiber cable networks and that wireless companies invested too much money in licenses for the 3G technology.

Vodafone Group (United Kingdom), the world's largest
wireless telephone provider, was the paradigm case.
On one hand, Vodafone had a dominant position and a
strong balance sheet (little debt and lots of cash).
On the other hand, its already dominant position in
Europe meant that it needed the 3G services to drive
revenue growth; there wasn't much room for growth in
its existing services. During this reporting period,
there were further delays in the introduction of 3G
technology, with significant market penetration not
expected until 2005. The stock fell because of the
disappointment. Moreover, shareholders (including us)
would have preferred that Vodafone
                                                   3

Prudential World Fund, Inc.    Prudential International Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02

3.5%  ING Groep N.V./Financial Services
      ING is a major beneficiary of the expanding demand for life insurance and investment products on both sides of the Atlantic. It has an enviable track record, and its management has set challenging medium-term performance targets. We expect growth from the integration of its Aetna and Reliastar acquisitions in the United States. ING's shares sell at a lower multiple of earnings than those of its peers, failing to reflect its bright prospects. We expect that undervaluation to correct.
3.3   Nestle SA/Food Products & Services
      Nestle has targeted 4% annual revenue growth, enhanced by the acquisition of Ralston Purina. It has demonstrated an unrelenting focus on cost cutting, steadily improving its operating margins. Very strong free cash flow affords it flexibility to pay down debt and/or fund further acquisitions. While Nestle's price/earnings multiple is currently in line with those of its peers, we believe that its superior growth prospects warrant a premium.
3.1   Total Fina Elf SA/Oil & Gas Services
      We like Total Fina Elf because of superior growth in its development and production businesses and because of cost-saving benefits from the Elf Acquitaine merger. It also is divesting its non-core businesses and using the cash to buy back stock. Its management has set aggressive but realistic performance targets.
      It has a low debt/equity ratio, around 30%. Its shares sell at a lower multiple of earnings than those of the very largest oil companies, and we expect that gap to narrow.
3.1   Barclays PLC/Banks
      Chief Executive Matthew Barrett refocused Barclays on its retail financial services and mid-market corporate franchises with impressive results. In the United Kingdom, Barclays is the market leader in credit cards and online banking and has a powerful presence in mortgages, while its joint venture to sell insurance and investment products has had a strong start. It plans to increase its foreign profits while continuing to grow its domestic businesses.
3.1   GlaxoSmithKline PLC/Drug & Healthcare
      GlaxoSmithKline is the second largest pharmaceutical company in the world by sales, with leading positions in a diverse group of products. In recent months, its shares have fallen to about a 15% discount relative to its peer group because of concerns about its late-stage drug pipeline and threats to its patents, issues that its strong management team has been addressing. With
      8,000 U.S. sales representatives and a strong research and development budget, the firm is an attractive partner for biotech companies.

Holdings are subject to change.

                            www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

use its cash to buy back its shares, which would increase its earnings per outstanding share. Instead, management is using the cash to increase its ownership share of other wireless companies.

We have significantly reduced our exposure to the sector generally and to Vodafone specifically. In our view, its shares are now reasonably priced for a normal utility stock, absent the story about explosive growth. The possibility of 3G-driven revenue growth comes as a bonus with the shares.
However, the wireless situation is constantly changing, and we meet regularly with Vodafone's management to monitor their evolving plans and track the company's profitability.

WE BENEFITED FROM THE TURN TO CONSUMER STOCKS
With profits falling in most sectors, a company that was able to pay consistent dividends became very attractive to all investors. We had established positions in leading consumer companies that have strong global brands. These holdings provided a large part of the Fund's return. For example, Diageo
(United Kingdom), the world leader in liquor
(Smirnoff and Johnnie Walker) and a major beer producer, has enormous free cash flow, which it can use to make strategic acquisitions or return to shareholders. BMW (Germany) has a valuable upscale niche in the automobile market and is gaining market share in the United States. Unilever PLC is the U.K.
co-owner (with a Netherlands-based company) of Unilever, whose brands include Breyers and Magnum
(ice cream), Dove and Lever 2000 (soap), Lipton
(teas), Mentadent (toothpaste), Q-Tips, and Vaseline.
It is refocusing on its priority brands and has set aggressive targets for both sales and profit growth.
Nestle (Switzerland, see Comments on Largest
Holdings) also is concentrating on its leading brands, including Nescafe, Perrier, Buitoni,
Friskies, Maggi, Nestea, and Nestle.

CONSUMER BANKING ALSO FLOURISHED
The Fund's financial holdings were focused on U.K.
banks that were predominantly in consumer businesses--
Barclays PLC and ING Groep N.V. (see Comments on Largest
Holdings for both). Both stocks were

Prudential World Fund, Inc.    Prudential International Value Fund

Semiannual Report    April 30, 2002

inexpensively priced for their earnings and dividends, and their share prices moved up.
Investors were attracted by the relatively high predictability of their profits in an otherwise very uncertain market. Bank stocks in general benefited from the low interest-rate environment because it eased concerns about credit problems. We have taken some of our profits in this area as share prices rose, but these stocks still were our largest positions at period-end. Another bank holding, ABN AMRO, is the largest bank in the Netherlands. It has a more global reach and a larger investment banking business than our U.K. bank holdings, but it also has a steady history of dividend payments.

Our other bank holdings and insurance stocks made smaller contributions or small detractions from return. The insurance companies tend to have a substantial part of their reserves invested in stocks, so their performance is affected by the behavior of the broader stock market. This was not helpful during the past two years. Although its contribution to this period's return was modest, we think ING represents particular value (see Comments on Largest Holdings).

IN TECHNOLOGY, WE LOOKED FOR REVENUES
Two of the largest contributors to the Fund's return were technology holdings: Canon (Japan) and Philips
Electronics (Netherlands). Both continued to develop new products that should sustain strong market positions. Canon is increasing its focus on higher-technology products, notably optical technology for etching circuits in very fine detail on semiconductor chips. Meanwhile, it has a steady sales flow from replacement cartridges for its older products and is also improving its margins by driving down costs.
This was a very attractive package of features, and its share price rose to reflect that fact.

                                www.prudential.com    (800) 225-1852

Philips also has a position in the semiconductor foundry (manufacturing) business through its holding in Taiwan Semiconductor. Designers and marketers of more complex semiconductor products continue to outsource production to pure manufacturers who can maximize efficiency. Philips' earnings also benefit from its strong line of consumer electronics.

LOOKING AHEAD
Despite improved economic and financial conditions, the equity markets have been subdued while earnings and economic prospects catch up with the large share price gains of 2001's fourth quarter. We believe stocks are not particularly cheap for current profit forecasts. Consequently, we expect volatile markets with no clear trend while investors wait for corporate earnings to recover. We continue to believe that the best performers in this environment are likely to be quality companies that have produced solid earnings in the past and that offer a clear prospect of earnings going forward.

Prudential International Value Fund Management Team

                                           SEMIANNUAL REPORT
                                           APRIL 30, 2002

PRUDENTIAL
INTERNATIONAL VALUE FUND

                                           FINANCIAL STATEMENTS

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares         Description                                           Value (Note 1)
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Australia  3.4%
     463,787   Brambles Industries, Ltd.                             $    2,505,184
     880,390   Foster's Group, Ltd.                                       2,235,936
     208,895   National Australia Bank, Ltd.                              3,897,678
     393,909   News Corp., Ltd.                                           2,571,891
     446,914   Westpac Banking Corp., Ltd.                                3,897,024
                                                                     --------------
                                                                         15,107,713
-------------------------------------------------------------------------------------
Finland  0.7%
     183,905   Nokia Oyj                                                  2,976,175
-------------------------------------------------------------------------------------
France  9.9%
     193,218   Alcatel SA                                                 2,416,548
     178,475   Aventis SA                                                12,680,533
     331,056   AXA(a)                                                     7,025,072
      43,272   Lafarge SA                                                 4,105,762
      93,425   Total Fina Elf SA, Series B                               14,159,487
     132,069   Vivendi Universal SA                                       4,211,530
                                                                     --------------
                                                                         44,598,932
-------------------------------------------------------------------------------------
Germany  6.0%
      19,274   Allianz AG                                                 4,540,659
     173,373   Bayer AG                                                   5,681,764
     174,336   Bayerische Motoren Werke (BMW) AG                          6,913,482
     185,802   E.On AG                                                    9,678,583
                                                                     --------------
                                                                         26,814,488
-------------------------------------------------------------------------------------
Hong Kong  2.5%
     477,000   Cheung Kong Holdings, Ltd.                                 4,541,168
  14,936,000   PetroChina Co., Ltd.                                       3,044,978
     401,000   Sun Hung Kai & Co., Ltd.                                   3,496,279
                                                                     --------------
                                                                         11,082,425

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  3.2%
     559,905   ENI SpA                                               $    8,601,955
     754,433   Telecom Italia SpA                                         6,002,605
                                                                     --------------
                                                                         14,604,560
-------------------------------------------------------------------------------------
Japan  13.2%
      35,900   Acom Co., Ltd.                                             2,740,030
     326,000   Canon, Inc.                                               12,491,583
     146,000   Fuji Photo Film Co., Ltd.                                  4,639,250
     721,000   Hitachi, Ltd.                                              5,340,115
     130,800   Honda Motor Co., Ltd.                                      5,867,661
      52,100   Hoya Corp.                                                 3,879,095
      34,000   Nintendo Co., Ltd.                                         4,766,353
       1,500   NTT DoCoMo, Inc.                                           3,820,092
      16,800   Rohm Co., Ltd.                                             2,505,606
      25,200   Smc Corp.                                                  3,018,503
      68,400   SONY Corp.                                                 3,675,699
     158,000   Takeda Chemical Industries, Ltd.                           6,915,573
                                                                     --------------
                                                                         59,659,560
-------------------------------------------------------------------------------------
Netherlands  12.7%
     418,850   ABN AMRO Holding N.V.                                      8,303,087
      88,886   Fortis (NL) N.V.                                           2,041,557
      64,156   Heineken N.V.                                              2,890,452
     595,565   ING Groep N.V.                                            15,723,716
     346,002   Koninklijke Ahold N.V.                                     8,651,671
     343,087   Koninklijke (Royal) Philips Electronics N.V.              10,594,410
     292,808   Reed Elsevier N.V.                                         4,063,143
     131,588   TPG N.V.                                                   2,851,608
      65,501   VNU N.V.                                                   1,977,202
                                                                     --------------
                                                                         57,096,846
-------------------------------------------------------------------------------------
Portugal  0.3%
     573,075   Electricidade de Portugal SA                               1,182,511
-------------------------------------------------------------------------------------
Singapore  0.3%
      90,000   Singapore Press Holdings, Ltd.                             1,117,730

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
South Korea  1.2%
      24,700   Kookmin Bank (ADR)                                    $    1,148,550
      63,900   POSCO (ADR)                                                1,562,355
      19,440   Samsung Electronics Co., Ltd. (GDR)                        2,854,764
                                                                     --------------
                                                                          5,565,669
-------------------------------------------------------------------------------------
Spain  3.3%
     875,725   Banco Santander Central Hispano SA                         8,111,838
     651,285   Telefonica SA                                              6,971,816
                                                                     --------------
                                                                         15,083,654
-------------------------------------------------------------------------------------
Switzerland  11.6%
      63,745   Nestle SA                                                 15,069,470
     200,373   Novartis AG                                                8,403,917
      88,879   Roche Holdings AG                                          6,734,010
     121,465   Swiss Re                                                  12,258,067
     207,056   UBS AG                                                     9,981,411
                                                                     --------------
                                                                         52,446,875
-------------------------------------------------------------------------------------
United Kingdom  27.8%
     170,663   3I Group PLC                                               1,721,052
      87,259   Astrazeneca PLC                                            4,088,273
   1,610,404   Barclays PLC                                              14,104,509
     122,543   Boots Co. PLC                                              1,268,824
     685,320   BP PLC                                                     5,847,483
     177,894   British America Tobacco PLC                                1,819,898
     581,582   Cadbury Schweppes PLC                                      4,411,440
     654,255   Compass Group PLC                                          4,071,211
     824,782   Diageo PLC                                                10,949,800
     568,721   GlaxoSmithKline PLC                                       13,758,022
     660,485   Hilton Group PLC                                           2,466,468
     394,020   HSBC Holdings PLC                                          4,651,060
   1,195,012   Lloyds TSB Group PLC                                      13,740,354
     635,279   Prudential PLC                                             6,758,277
     180,711   Railtrack Group PLC(b)                                       558,302
     306,100   Reuters Group PLC                                          2,141,180
     112,761   RMC Group PLC                                              1,071,409

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
   1,465,212   Shell Transport & Trading Co. PLC                     $   10,430,706
     118,840   Smiths Group PLC                                           1,404,534
     887,808   Tesco PLC                                                  3,402,698
     761,367   Unilever PLC                                               6,967,907
   4,245,617   Vodafone Group PLC                                         6,852,250
     280,139   WPP Group PLC                                              2,972,033
                                                                     --------------
                                                                        125,457,690
                                                                     --------------
               Total common stocks (cost $457,175,421)                  432,794,828
                                                                     --------------
SHORT-TERM INVESTMENT  1.9%

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreements
$      8,625   Joint Repurchase Agreement Account,
                1.93%, 5/1/02
                (cost $8,625,000; Note 6)                                 8,625,000
                                                                     --------------
               Total Investments  98.0%
                (cost $465,800,421; Note 4)                             441,419,828
               Other assets in excess of liabilities  2.0%                9,182,637
                                                                     --------------
               Net Assets  100%                                      $  450,602,465
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Fair Value security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
GDR--Global Depository Receipt.
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of April 30, 2002 was as follows:

Banks.....................................................................   14.5%
Drugs & Health Care.......................................................   11.7
Food Products & Services..................................................   11.1
Oil & Gas Services........................................................    9.3
Insurance.................................................................    6.8
Electronics...............................................................    6.4
Telecommunications........................................................    6.4
Financial Services........................................................    5.5
Automotive................................................................    2.8
Office Equipment & Supplies...............................................    2.8
Media.....................................................................    2.6
Utilities.................................................................    2.4
Repurchase Agreement......................................................    1.9
Real Estate...............................................................    1.8
Diversified Operations....................................................    1.5
Chemicals.................................................................    1.3
Building Products.........................................................    1.2
Beverages.................................................................    1.1
Toys......................................................................    1.1
Diversified Manufacturing.................................................    1.0
Photography...............................................................    1.0
Retail....................................................................    1.0
Industrials...............................................................    0.8
Advertising...............................................................    0.7
Leisure...................................................................    0.6
Tobacco...................................................................    0.4
Steel & Metals............................................................    0.3
                                                                            -----
                                                                             98.0
Other assets in excess of liabilities.....................................    2.0
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $465,800,421)                            $ 441,419,828
Foreign currency, at value (cost $1,537,262)                             1,542,749
Cash                                                                        41,849
Receivable for Series shares sold                                        6,525,695
Dividends and interest receivable                                        1,627,058
Foreign tax reclaim receivable                                             690,370
Receivable for investments sold                                            665,670
Other assets                                                                 3,595
                                                                    --------------
      Total assets                                                     452,516,814
                                                                    --------------
LIABILITIES
Payable for Series shares reacquired                                       852,370
Unrealized depreciation on forward currency contracts                      428,761
Withholding taxes payable                                                  190,339
Payable for investments purchased                                          132,113
Accrued expenses                                                           125,564
Management fee payable                                                     122,118
Distribution fee payable                                                    63,084
                                                                    --------------
      Total liabilities                                                  1,914,349
                                                                    --------------
NET ASSETS                                                           $ 450,602,465
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $     258,006
   Paid-in capital in excess of par                                    494,926,435
                                                                    --------------
                                                                       495,184,441
   Overdistribution of net investment income                              (177,442)
   Accumulated net realized loss on investments                        (19,626,705)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (24,777,829)
                                                                    --------------
Net assets, April 30, 2002                                           $ 450,602,465
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($52,066,002 / 2,984,050 shares of common stock issued and
      outstanding)                                                          $17.45
   Maximum sales charge (5% of offering price)                                 .92
                                                                    --------------
   Maximum offering price to public                                         $18.37
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($53,274,436 / 3,122,245 shares of common stock issued and
      outstanding)                                                          $17.06
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($10,716,551 / 627,351 shares of common stock issued and
      outstanding)                                                          $17.08
   Sales charge (1% of offering price)                                         .17
                                                                    --------------
   Offering price to public                                                 $17.25
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($334,545,476 / 19,066,921 shares of common stock issued
      and outstanding)                                                      $17.55
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $423,725)          $   3,317,642
   Interest                                                                116,312
                                                                    --------------
      Total income                                                       3,433,954
                                                                    --------------
Expenses
   Management fee                                                        2,160,467
   Distribution fee--Class A                                                66,142
   Distribution fee--Class B                                               269,414
   Distribution fee--Class C                                                54,592
   Transfer agent's fees and expenses                                      447,300
   Custodian's fees and expenses                                           222,000
   Reports to shareholders                                                 110,000
   Registration fees                                                        29,000
   Legal fees and expenses                                                  18,000
   Audit fee                                                                17,000
   Directors' fees                                                           4,000
   Miscellaneous                                                             5,793
                                                                    --------------
      Total operating expenses                                           3,403,708
                                                                    --------------
   Loan interest expense                                                     3,025
                                                                    --------------
      Total expenses                                                     3,406,733
                                                                    --------------
Net investment income                                                       27,221
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             (18,026,787)
   Foreign currency transactions                                         1,151,964
                                                                    --------------
                                                                       (16,874,823)
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                          43,252,493
   Foreign currencies                                                     (557,855)
                                                                    --------------
                                                                        42,694,638
                                                                    --------------
Net gain on investments and foreign currencies                          25,819,815
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  25,847,036
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $      27,221    $      3,626,240
   Net realized gain (loss) on investment and
      foreign currency transactions                  (16,874,823)         45,886,455
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                          42,694,638        (142,788,147)
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                       25,847,036         (93,275,452)
                                                  --------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                 --                  --
      Class B                                                 --                  --
      Class C                                                 --                  --
      Class Z                                           (466,174)                 --
                                                  --------------    ----------------
                                                        (466,174)                 --
                                                  --------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                         (2,397,271)         (2,847,540)
      Class B                                         (2,425,149)         (3,546,156)
      Class C                                           (495,578)           (688,445)
      Class Z                                        (13,929,255)        (15,918,422)
                                                  --------------    ----------------
                                                     (19,247,253)        (23,000,563)
                                                  --------------    ----------------
Series share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                     560,598,708       1,179,645,515
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   19,394,241          22,734,317
   Cost of shares reacquired                        (561,996,517)     (1,241,362,510)
                                                  --------------    ----------------
   Net increase (decrease) in net assets from
      Series share transactions                       17,996,432         (38,982,678)
                                                  --------------    ----------------
Total increase (decrease)                             24,130,041        (155,258,693)
NET ASSETS
Beginning of period                                  426,472,424         581,731,117
                                                  --------------    ----------------
End of period(a)                                   $ 450,602,465    $    426,472,424
                                                  --------------    ----------------
                                                  --------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                     $          --    $        261,511
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and the Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the
                                                                          19

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI had a subadvisory agreement with Bank of Ireland Asset Management. PI pays for the services of the subadviser, the compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to 300 million and .95 of 1% of average daily net assets in excess of 300 million of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 2002.

      PIMS advised the Series that it has received approximately $16,600 and $2,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS advised the Series that for the six months ended April 30, 2002, it has received approximately $55,200 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Series incurred fees of approximately $424,000 for the services of PMFS. As of April 30, 2002, approximately $71,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the six months ended April 30, 2002 was approximately $21,800 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended April 30, 2002 were $102,807,595 and $110,646,396, respectively.

      At April 30, 2002, the Series had outstanding forward currency contracts to sell foreign currencies, as follows:

                                            Value at
     Foreign Currency         Delivery     Settlement       Current        Unrealized
      Sale Contracts            Date          Date           Value        Depreciation
--------------------------   ----------    -----------    -----------    --------------
       Japanese Yen          05/13/2002    $ 4,043,321    $ 4,050,522      $   (7,201)
       Japanese Yen          06/03/2002      3,036,292      3,172,225        (135,933)
       Japanese Yen          06/28/2002      4,571,524      4,727,021        (155,497)
       Japanese Yen          07/15/2002      3,771,946      3,865,603         (93,657)
       Japanese Yen          07/22/2002      2,240,976      2,277,449         (36,473)
                                           -----------    -----------    --------------
                                           $17,664,059    $18,092,820      $ (428,761)
                                           -----------    -----------    --------------
                                           -----------    -----------    --------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                            Total Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
  $469,870,236       $21,527,192        $49,977,600        $28,450,408

      The difference between book and tax basis were primarily attributable to deferred losses on wash sales.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2002, the Series had a 1.04% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $8,625,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Banc of America Securities LLC, 1.93%, in the principal amount of $208,580,000, repurchase price $208,591,182, due 5/01/02. The value of the collateral including accrued interest was $212,751,600.

      JPMorgan, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,160,879.

      UBS Warburg, 1.93%, in the principal amount of $208,000,000, repurchase price $208,011,151, due 5/01/02. The value of the collateral including accrued interest was $212,164,883.

      Goldman, Sachs & Co., 1.93% in the principal amount of $208,000,000, repurchase price $208,011,151 due 5/01/02. The value of the collateral including accrued interest was $212,160,000.

Note 7. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Six months ended April 30, 2002:
Shares sold                                                 2,565,176    $    43,732,323
Shares issued in reinvestment of dividends and
  distributions                                               127,761          2,220,484
Shares reacquired                                          (2,842,054)       (48,751,906)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (149,117)        (2,799,099)
Shares issued upon conversion from Class B                     52,069            886,949
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (97,048)   $    (1,912,150)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                 5,291,591    $   109,947,290
Shares issued in reinvestment of dividends and
  distributions                                               132,051          2,744,012
Shares reacquired                                          (5,963,092)      (124,435,850)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (539,450)       (11,744,548)
Shares issued upon conversion from Class B                    350,718          7,235,654
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (188,732)   $    (4,508,894)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class B
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   194,975    $     3,243,539
Shares issued in reinvestment of dividends and
  distributions                                               136,035          2,319,402
Shares reacquired                                            (430,170)        (7,187,140)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (99,160)        (1,624,199)
Shares reacquired upon conversion into Class A                (53,153)          (886,949)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (152,313)   $    (2,511,148)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   481,760    $     9,777,147
Shares issued in reinvestment of dividends and
  distributions                                               166,334          3,423,146
Shares reacquired                                            (977,943)       (19,442,574)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (329,849)        (6,242,281)
Shares reacquired upon conversion into Class A               (346,441)        (7,235,654)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (676,290)   $   (13,477,935)
                                                          -----------    ---------------
                                                          -----------    ---------------

                                                                          23

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   156,130    $     2,585,316
Shares issued in reinvestment of dividends and
  distributions                                                28,277            482,685
Shares reacquired                                            (221,925)        (3,696,846)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (37,518)   $      (628,845)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   420,340    $     8,765,730
Shares issued in reinvestment of dividends and
  distributions                                                32,279            664,951
Shares reacquired                                            (599,148)       (12,507,965)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (146,529)   $    (3,077,284)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                29,973,406    $   511,037,530
Shares issued in reinvestment of dividends and
  distributions                                               823,591         14,371,670
Shares reacquired                                         (29,345,740)      (502,360,625)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               1,451,257    $    23,048,575
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                51,809,991    $ 1,051,155,348
Shares issued in reinvestment of dividends and
  distributions                                               762,330         15,902,208
Shares reacquired                                         (53,253,027)    (1,084,976,121)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (680,706)   $   (17,918,565)
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 8. Borrowings
The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Series utilized the line of credit during the six months ended April 30, 2002. The average daily balance the Series had outstanding during the period was approximately $220,525 at a weighted average interest rate of approximately 2.77%.
                                                                          25

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.29
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .92
                                                                      --------
      Total from investment operations                                     .91
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.75)
                                                                      --------
      Total distributions                                                 (.75)
                                                                      --------
Net asset value, end of period                                        $  17.45
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           5.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 52,066
Average net assets (000)                                              $ 53,352
Ratios to average net assets:
   Expenses, including distribution fees(c)                               1.62%(d)
   Expenses, excluding distribution fees                                  1.37%(d)
   Net investment income (loss)                                           (.07)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                                               24%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Annualized.
(e) Portfolio turnover for periods less than one full year is not annualized.

    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  22.08             $  22.42             $  18.33             $  18.24             $  16.59
    --------             --------             --------             --------             --------
         .13                  .19                  .27                  .27                  .24
       (4.01)                 .71                 3.97                  .40                 1.85
    --------             --------             --------             --------             --------
       (3.88)                 .90                 4.24                  .67                 2.09
    --------             --------             --------             --------             --------
          --                 (.17)                (.15)                (.18)                (.24)
        (.91)               (1.07)                  --                 (.40)                (.20)
    --------             --------             --------             --------             --------
        (.91)               (1.24)                (.15)                (.58)                (.44)
    --------             --------             --------             --------             --------
    $  17.29             $  22.08             $  22.42             $  18.33             $  18.24
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (18.25)%               3.92%               23.30%                3.85%               12.85%
    $ 53,269             $ 72,185             $ 61,036             $ 47,237             $ 36,184
    $ 63,061             $ 67,362             $ 52,732             $ 44,708             $ 18,779
        1.60%                1.52%                1.61%                1.62%                1.75%
        1.35%                1.27%                1.36%                1.37%                1.50%
         .62%                 .84%                1.35%                1.28%                1.40%
         115%                  33%                  21%                  15%                   9%

    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  16.99
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .91
                                                                      --------
      Total from investment operations                                     .82
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.75)
                                                                      --------
      Total distributions                                                 (.75)
                                                                      --------
Net asset value, end of period                                        $  17.06
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           4.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 53,274
Average net assets (000)                                              $ 54,329
Ratios to average net assets:
   Expenses, including distribution fees                                  2.37%(c)
   Expenses, excluding distribution fees                                  1.37%(c)
   Net investment income (loss)                                           (.83)%(c)

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13             $  16.57
    --------         ----------------     ----------------         --------             --------
        (.03)                 .02                  .12                  .10                  .12
       (3.95)                 .71                 3.94                  .43                 1.84
    --------         ----------------     ----------------         --------             --------
       (3.98)                 .73                 4.06                  .53                 1.96
    --------         ----------------     ----------------         --------             --------
          --                 (.01)                (.01)                (.08)                (.20)
        (.91)               (1.07)                  --                 (.40)                (.20)
    --------         ----------------     ----------------         --------             --------
        (.91)               (1.08)                (.01)                (.48)                (.40)
    --------         ----------------     ----------------         --------             --------
    $  16.99             $  21.88             $  22.23             $  18.18             $  18.13
    --------         ----------------     ----------------         --------             --------
    --------         ----------------     ----------------         --------             --------
      (18.93)%               3.22%               22.34%                3.05%               12.04%
    $ 55,620             $ 86,451             $101,043             $ 93,896             $ 87,155
    $ 74,063             $ 99,106             $ 98,842             $ 98,444             $ 47,584
        2.35%                2.27%                2.36%                2.37%                2.50%
        1.35%                1.27%                1.36%                1.37%                1.50%
        (.13)%                .07%                 .59%                 .53%                 .65%

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.00
                                                                      --------
Income from investment operations:
Net investment income (loss)                                              (.09)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                   .92
                                                                      --------
      Total from investment operations                                     .83
                                                                      --------
Less distributions:
Dividends from net investment income                                        --
Distributions from net realized capital gains                             (.75)
                                                                      --------
      Total distributions                                                 (.75)
                                                                      --------
Net asset value, end of period                                        $  17.08
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                           4.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 10,717
Average net assets (000)                                              $ 11,009
Ratios to average net assets:
   Expenses, including distribution fees                                  2.37%(c)
   Expenses, excluding distribution fees                                  1.37%(c)
   Net investment income (loss)                                           (.83)%(c)

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13             $  16.57
    --------             --------             --------             --------             --------
        (.03)                 .02                  .11                  .10                  .12
       (3.94)                 .71                 3.95                  .43                 1.84
    --------             --------             --------             --------             --------
       (3.97)                 .73                 4.06                  .53                 1.96
    --------             --------             --------             --------             --------
          --                 (.01)                (.01)                (.08)                (.20)
        (.91)               (1.07)                  --                 (.40)                (.20)
    --------             --------             --------             --------             --------
        (.91)               (1.08)                (.01)                (.48)                (.40)
    --------             --------             --------             --------             --------
    $  17.00             $  21.88             $  22.23             $  18.18             $  18.13
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (18.89)%               3.22%               22.34%                3.05%               12.04%
    $ 11,306             $ 17,755             $ 18,078             $ 14,271             $ 12,354
    $ 14,599             $ 18,082             $ 15,815             $ 14,345             $  7,473
        2.35%                2.27%                2.36%                2.37%                2.50%
        1.35%                1.27%                1.36%                1.37%                1.50%
        (.15)%                .07%                 .59%                 .53%                 .65%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  17.39
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .93
                                                                  ----------------
   Total from investment operations                                        .94
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.03)
Distributions from net realized capital gains                             (.75)
                                                                  ----------------
   Total distributions                                                    (.78)
                                                                  ----------------
Net asset value, end of period                                        $  17.55
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                           5.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $334,545
Average net assets (000)                                              $324,124
Ratios to average net assets:
   Expenses, including distribution fees                                  1.37%(c)
   Expenses, excluding distribution fees                                  1.37%(c)
   Net investment income                                                   .20%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998               1997(b)
----------------------------------------------------------------------------------------------------------
    $  22.15             $  22.48             $  18.38             $  18.28             $  16.59
----------------     ----------------     ----------------     ----------------     ----------------
         .20                  .25                  .31                  .30                  .31
       (4.05)                 .71                 3.99                  .41                 1.82
----------------     ----------------     ----------------     ----------------     ----------------
       (3.85)                 .96                 4.30                  .71                 2.13
----------------     ----------------     ----------------     ----------------     ----------------
          --                 (.22)                (.20)                (.21)                (.24)
        (.91)               (1.07)                  --                 (.40)                (.20)
----------------     ----------------     ----------------     ----------------     ----------------
        (.91)               (1.29)                (.20)                (.61)                (.44)
----------------     ----------------     ----------------     ----------------     ----------------
    $  17.39             $  22.15             $  22.48             $  18.38             $  18.28
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (18.08)%               4.24%               23.62%                4.08%               13.13%
    $306,278             $405,340             $353,292             $254,577             $237,976
    $375,390             $391,289             $308,917             $258,322             $219,419
        1.35%                1.27%                1.36%                1.37%                1.50%
        1.35%                1.27%                1.36%                1.37%                1.50%
         .89%                1.09%                1.59%                1.53%                1.65%

    See Notes to Financial Statements                                     33

Prudential World Fund, Inc.    Prudential International Value Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
---------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                      www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
---------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential World Fund, Inc.    Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                               www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Bank of Ireland
   Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, CT 06830

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PISAX    743969503
    Class B     PISBX    743969602
    Class C     PCISX    743969701
    Class Z     PISZX    743969800

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PISAX    743969503
    Class B     PISBX    743969602
    Class C     PCISX    743969701
    Class Z     PISZX    743969800

MF115E4    IFS-A071803

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.